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                                                                    EXHIBIT 10.5


                      FASTNET SERVER COLLOCATION AGREEMENT

The following agreement is by and between FASTNET Corporation ("FASTNET") of Two Courtney Place, Suite 130, 3864 Courtney Street, Bethlehem, PA 18017, USA and

IDMEDICAL.COM, INC.    64 EAST UWCHLAN AVE
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("Client" or "Customer") of (complete address, no PO Boxes please)

SUITE 523, EXTON, P.A. 19341
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         1. FASTNET DOES NOT WARRANT, EXERCISE ANY CONTROL OVER OR MAKE ANY
REPRESENTATIONS WHATSOEVER AS TO THE CONTENT, ACCURACY, NATURE, SUBJECT MATTER OR CORRECTNESS OF ANY DATA PASSED THROUGH OR COMMUNICATED THROUGH FASTNET AND/OR THROUGH THE INTERNET AS A DIRECT OR INDIRECT RESULT OF FASTNET'S SERVICES AND USE OF ANY SUCH INFORMATION IS AT THE CUSTOMER'S OWN RISK. FASTNET MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESSED OR IMPLIED, FOR ANY SERVICE IT MAY PROVIDE INCLUDING WITHOUT LIMITATION, AVAILABILITY OF THE INTERNET AND/OR E-MAIL AND/OR OTHER SERVICES. FASTNET ALSO DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. CUSTOMER FURTHER AGREES THAT FASTNET WILL NOT AND CANNOT BE HELD RESPONSIBLE FOR ANY INTERFERENCE AND/OR DAMAGE TO YOUR DATA, COMPUTER SYSTEM, OR INFORMATION THAT YOU HAVE STORED ON YOUR COMPUTER SYSTEM, REGARDLESS OF VALUE AND/OR WHETHER PUBLIC OR PRIVATE, DIRECTLY OR INDIRECTLY AS A RESULT OF THE CUSTOMER'S VOLUNTARY USE OF FASTNET'S SERVICES. FASTNET'S SERVICES MAY ONLY BE USED FOR LAWFUL PURPOSES AND MAY NOT BE USED IN VIOLATION OF ANY STATE, FEDERAL OR LOCAL LAWS, RULES OR REGULATIONS.

         2. CUSTOMER MUST BE FAMILIAR AT ALL TIMES WITH FASTNET'S ACCEPTABLE USE POLICY. CUSTOMER is obligated to read, understand and comply with any and all terms and conditions of the then-current FASTNET Acceptable Use Policy (hereinafter "AUP"). FASTNET'S AUP is incorporated herein by reference in full and as it may be amended in the future. The AUP is displayed at http://www.fast.net/aup.html and is effective upon public posting. CUSTOMER may also not directly or indirectly, through the use of FASTNET services, knowingly violate the rules and terms and conditions of any other networks and/or of any other Internet Service Providers and/or Online Service Providers. Any violation of any of the terms and conditions of the AUP by the CUSTOMER could result in suspension or immediate termination of this Agreement and of any service by FASTNET to CUSTOMER. Customer agrees to hold harmless and indemnify FASTNET from any and all losses, damages and costs resulting from any third party allegation or claim arising out of or related to the use of FASTNET services.

         3. While FASTNET strives to provide uninterrupted service, it does not make any representations regarding interruptions nor does it guarantee uninterrupted service. FASTNET will not be responsible for any interruption in service including, without limitation, interruptions due to reasonable maintenance or repairs, reasonable needs of FASTNET, occasional failures or downtime or force majeure (all circumstances beyond the control of FASTNET).

WHEREAS, FASTNET is an Internet bandwidth provider connected to the global Internet. FASTNET offers storage and transfer services over the Internet through access to its Collocation Local Area Networks;

WHEREAS, Client is (nature of the business) PERSONAL MEDICAL RECORDS and seeks to utilize FASTNET's network for its own purposes;

WHEREAS, the parties acknowledge that the Internet is neither owned nor controlled by any one entity; therefore, FASTNET can make no guarantee that any given customer shall be able to access FASTNET's network at any given time. FASTNET represents that it shall make every good faith effort to ensure that its network is available as widely as possible and with as little service interruption as possible;

NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows;

1. FASTNET will provide the customer with operational space for their system(s) as agreed to herein; any expenses incurred on this accommodation will be at the expense of the customer.

2. FASTNET will notify customer when the collocation space is ready for occupancy. The customer must install operational servers and connect to FASTNET's Local Area Network 60 days upon receipt of said notice. BILLING WILL BEGIN ON THE DATE OF NOTICE.

3. FASTNET will provide the customer with a (type and speed of connection) EXPANDABLE 128K - 256K ETHERNET PVC to FASTNET's link to the Internet backbone for each of the customer's systems.

4. FASTNET will notify the customer prior to any planned network outages including, but not limited, to relocation and maintenance of FASTNET networking devices.


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5.       FASTNET will notify the customer as soon as possible of any unscheduled outages such as power or network failures and natural disasters.

6. FASTNET will designate a demarcation point and each party will be responsible for maintenance and operation of all equipment on its side of demarcation.

7. The customer is solely responsible for design, engineering, testing, performance, monitoring, maintenance, and repair of their equipment placed in the collocation space or area. FASTNET may be able to assist the customer with scheduled on-site "hands and eyes" at the rate of $95.00 per hour on weekdays between 8:OOAM and 5:OOPM, and $190.00 per hour during all other times. Response time to collocation "hands and eyes" is not guaranteed and will be provided on a 'best effort' basis only.

8. The customer will provide FASTNET with administrative (root on Unix platforms and administrator on Windows 95 and/or Windows NT platforms) passwords for all collocation systems, for the purpose of proper shutdown for planned outages, and for the stopping of erroneous or run away processes that are degrading network performance. Failing that, FASTNET will take drastic steps such as power or network removal if we suspect collocation equipment problems. FASTNET will attempt to contact the customer prior to any customer system modifications in an effort to avoid disruptions.

9. FASTNET will ensure that any administrative passwords provided by the customer will be used only for the purposes described and will be secured with the same care as FASTNET's own passwords.

10. The customer equipment shall not interfere or impair any service offered by FASTNET. If FASTNET determines that the customer's equipment is in violation of this, the customer will be notified and has 24 hours to take corrective action. If within 24 hours the customer fails to take corrective action or if the violation poses any immediate threat to FASTNET's network, property or service, FASTNET reserves the right to take corrective action to include disconnecting electrical power or removing Network connectivity. FASTNET shall have no liability for any damages arising from such action.

11. The customer shall identify and label all equipment to include a list of emergency contacts with telephone numbers.

12. FASTNET will provide the customer with 24-hour unlimited and immediate access to their equipment through our Collocation facility entrance after proper verification of electronic security (passcard). The customer shall comply with FASTNET's policies and practices to fire, safety, and security. The customer, employees, and contractors of the customer must display an identification badge at all times while on premise of the collocation facility.

13. The collocation facility cannot be used to house people or be used as an office or as a network operations center.

14. The customer may not provide or make available space within the collocation space to any third party.

15. The customer may not cross-connect any network element to any other cage, rack or customer within the Collocation space without the expressed written consent of FASTNET. (FASTNET will provide such cross-connect services for a fee)

16. Payment for monthly recurring services is due 30 days after the invoice date, which may be in advance of services, or "on receipt" of invoice if marked as such. Initial start-up services are billed upon acceptance of this agreement and are due "on-receipt". Accounts that are delinquent over 30 days are subject to 1.5% per month interest on the unpaid balance. Accounts delinquent over 60 days are subject to suspension, lockout or termination and any credit terms extended will be revoked making all invoices due and payable in advance of service. FASTNET reserves the right to terminate this agreement in its entirety if the customer fails to pay invoices within these terms. Customer agrees to pay FASTNET its reasonable attorney or collection fees incurred in enforcing its rights under theses Terms and Conditions. If Customer cancels any term agreement early, for any reason, Customer must give FASTNET 60 days advance notice and further agrees to pay FASTNET 60% of each month's charges remaining in the term commitment. (Term commitment buy-out) Customer will not be allowed to remove equipment from the collocation space unless all unpaid balances are paid.

THE CUSTOMER GUARANTEES THAT ALL OF THEIR SYSTEMS INVOLVED IN THE COLLOCATION AGREEMENT WILL NOT BE USED DIRECTLY OR INDIRECTLY IN/WITH/FOR ILLEGAL ACTIVITIES. THE CUSTOMER ALSO GUARANTEES THAT ALL OF THEIR SYSTEMS INVOLVED IN THE COLLOCATION AGREEMENT WILL NOT BE USED DIRECTLY OR INDIRECTLY IN/WITH/FOR INCLUDING BUT NOT LIMITED TO ADULT, PORNOGRAPHIC, AND/OR HATE GROUPS' ACTIVITIES. THE CUSTOMER ALSO AGREES TO FULLY COMPLY WITH FASTNET'S ACCEPTABLE USE POLICY SHOWN AT http://www.fast.net/aup.html.

THE CUSTOMER AGREES THAT FASTNET WILL NOT BE HELD RESPONSIBLE FOR LOSS OF OR DAMAGE TO THEIR EQUIPMENT DUE TO, BUT NOT LIMITED, TO NATURAL DISASTER, FIRE, AND THEFT. THE CUSTOMER ALSO ACKNOWLEDGES THAT ALL OF THEIR SYSTEMS INVOLVED IN THE COLLOCATION AGREEMENT ARE COVERED UNDER THE CUSTOMER'S INSURANCE POLICY.

THE CUSTOMER FURTHER AGREES THAT FASTNET WILL NOT BE HELD RESPONSIBLE FOR LOSS OF BUSINESS DUE TO THE USE OF THESE SERVICES PROVIDED BY FASTNET.



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                                      TERMS

The terms of this agreement will be between 10/16/00 AND Until Cancelled by IDMEDICAL


THIS AGREEMENT AND ANY AUTHORIZED ADDENDUMS OR ATTACHMENTS IS/ARE THE SOLE AGREEMENT BETWEEN FASTNET AND CUSTOMER AND SUPERSEDES ANY AND ALL PRIOR UNDERSTANDINGS, WRITINGS, PROPOSALS, REPRESENTATIONS OR COMMUNICATION, ORAL OR WRITTEN OF EITHER PARTY.

THIS AGREEMENT SHALL BE INTERPRETED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AND THE EXCLUSIVE FORUM FOR ANY DISPUTES UNDER THIS AGREEMENT SHALL BE THE NORTHAMPTON COUNTY COURT OF COMMON PLEAS AND/OR THE FEDERAL DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA.

         I HAVE READ, UNDERSTAND AND AGREE TO THE ABOVE TERMS AND CONDITIONS, AND I FURTHER AGREE TO ABIDE BY THE FASTNET ACCEPTABLE USE POLICY. USE OF FASTNET'S NETWORK CONSTITUTES ACCEPTANCE OF THESE TERMS AND CONDITIONS.


For Customer: IDMEDICAL.COM, INC.        ADDRESS:     64 East Uwchlan Ave
              ------------------------                Exton PA 19341
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Printed Name: Philip R. Gatto
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Signature:    /s/ Philip R. Gatto        Date:   10-17-00
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By FASTNET:
Printed Name: Rafe Scheinblum
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Signature:    /s/ Rafe Scheinblum        Date:   10-17-00
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